Phoenix Emerging Markets Bond Fund,

a series of Phoenix Opportunities Trust

Supplement dated December 12, 2007, to the Fixed Income Funds Prospectus

dated June 27, 2007, as supplemented September 7, 2007, October 1, 2007 and

November 9, 2007, and to the Statement of Additional Information

dated September 24, 2007, as supplemented September 24, 2007 and November 9, 2007

IMPORTANT NOTICE TO INVESTORS

On November 15, 2007, the Board of Trustees of the Phoenix Opportunities Trust voted to liquidate the Phoenix Emerging Markets Bond Fund. Based on the recommendation of management, the Trustees determined that liquidation is in the best interest of the shareholders and voted to direct the mandatory redemption of all shares of the Fund. Effective December 20, 2007, the Phoenix Emerging Markets Bond Fund will be closed to new investors and additional investor deposits.

On or about January 18, 2008, the Fund will be liquidated at its net asset value. Prior to such time, shareholders may exchange their shares of the Phoenix Emerging Markets Bond Fund for shares of the same class of any other Phoenix Fund. Phoenix Funds include those mutual funds advised or subadvised by the Adviser or its advisory affiliates and distributed by the Distributor, provided such other mutual funds extend reciprocal privileges to shareholders of the Phoenix Funds. Shareholders may also redeem their shares at any time prior to the Fund’s liquidation on January 18, 2008. There will be no fee or sales charges associated with exchange requests and deferred sales charges will be waived on redemptions of Class B Shares and Class C Shares.

Investors should retain this supplement with the Prospectus and

Statement of Additional Information for future reference.

PXP 4848/Close EMBF (12/07)